EXHIBIT 99.1

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                      AMENDED AND RESTATED PROMISSORY NOTE
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$360,000.00                                           Morris Plains, New Jersey
                                                      Date:____________________


      FOR VALUE RECEIVED, the undersigned, STARTRAK SYSTEMS, LLC, a Delaware limited liability company ("Maker"), promises to pay to the order of TENIX HOLDINGS, INC., a Delaware corporation ("Holder"), having an address at c/o Tenix Pty Ltd, 141 Walker Street, North Sydney NSW 2060, Australia, or such other place as Holder may designate in writing, in lawful money of the United States of America, the principal sum of Three Hundred Sixty Thousand and no/100ths Dollars ($360,000.00), as follows:

      A. The principal balance of this Note shall bear interest at a rate equal to twelve percent (12%) per annum until the Maturity Date. Interest will be computed on the basis of a 360 day year. The number of days used to compute the interest will include the first and the last day during which principal is outstanding.

      B. The outstanding principal balance and all accrued but unpaid interest shall be due and payable in full on June 1, 2009 (the "Maturity Date"), or earlier as provided for herein.

      If any payment provided for herein is not paid when due, each such delinquent payment, including the entire principal balance, shall bear interest at a rate (the "Default Rate") which shall be equal to the maximum rate permitted by law, such interest being due from the due date of the delinquent payment until the date of receipt by Holder of the delinquent payment. All payments under this Note prior to demand or acceleration will be applied first, to any and all costs, expenses, or charges then owed by the Maker to the Holder, second, to accrued and unpaid interest, and third, to the unpaid principal balance. All payments so received after demand or acceleration will be applied in such manner as the Holder may determine in its sole and absolute discretion. This Note is subject to the express condition that at no time will the Maker be obligated or required to pay interest at a rate which is in excess of the maximum rate which the Maker is permitted by law to contract or agree to pay. If, by the terms of this Note, the Maker is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note will be deemed to be immediately reduced to the maximum rate and interest payable under this Note will be computed at the maximum rate and the portion of all prior interest payments in excess of the maximum rate will be applied and will be deemed to have been payments in reduction of the principal balance of this Note.

      Maker may prepay this Note, in full or in part, at any time, without premium or penalty. If this Note is prepaid in full on or prior to May 1, 2009, all accrued and unpaid interest shall be waived and no longer owed to Holder. If Maker sells any of its assets or property outside the ordinary course of business, Maker shall pay to Holder, as and when received by Maker and as a mandatory prepayment of this Note, a sum equal to all of the proceeds (net of costs and taxes incurred in connection with such sale) received by Maker from such sale. The outstanding principal balance of this Note shall become immediately due and payable in the event of (i) any petition or application for a custodian, as defined by Title 11, United States Code, as amended from time to time (the "Bankruptcy Code") or for any form of relief under any provision of the Bankruptcy Code or any other law pertaining to reorganization, insolvency or readjustment of debt is filed by or against Maker or any guarantor hereof, or their respective assets or affairs;
(ii) Maker or any guarantor hereof makes an assignment for the benefit of creditors, is not paying debts as they become due, or is granted an order for relief under any chapter of the Bankruptcy Code; (iii) a custodian, as defined by the Bankruptcy Code, takes charge of any property of Maker or any guarantor hereof; (iv) any material garnishment, attachment, levy or execution is issued against any of the property or effects of Maker or any guarantor hereof;
or (v) the dissolution or termination of existence of Maker or any guarantor hereof.

      It is agreed that time is of the essence hereof. The failure to exercise any right or remedy hereunder shall in no event be construed as a waiver or release of such rights and remedies or of the right to exercise them at any later time.

      The Maker, endorsers, guarantors, and all other persons liable or to become liable for all or any part of the indebtedness evidenced hereby, jointly and severally waive all applicable diligence, presentment, protest and demand, and also notice of protest, of demand, of nonpayment, of dishonor and of maturity and recourse to suretyship defenses generally; and they also jointly and severally hereby consent to any and all renewals or extensions hereof, and further agree that any such renewal or extension hereof, or the release or substitution of any security for the indebtedness evidenced hereby or any other indulgences shall not affect the liability of any of such parties for the indebtedness evidenced by this Note. Any such renewals or extensions may be made without notice to any of such parties.

      The Maker agrees to reimburse the Holder for all out of pocket expenses of the Holder and all reasonable attorney fees and expenses incurred by the Holder in connection with the collection and enforcement of this Note. Such expenses include those related to, but not limited to: (i) the administration and enforcement of this Note; (ii) any waiver or amendment of any provision of this Note; (iii) the exercise or enforcement of any of the rights, powers, or remedies of the Holder under this Note at equity or at law, whether or not suit is filed; (iv) any workout, refinancing, restructuring, or reorganization of the Maker, including reasonable attorney's fees incurred by the Holder pursuant to proceedings arising under the Bankruptcy Code or any other applicable federal or state law; and (v) disbursements, appraiser's fees and court costs in the event collection procedures are commenced by the Holder.

      This Note amends and restates in its entirety (and is given in substitution for but not in satisfaction of) the Promissory Note dated as of June 21, 2006 executed by Maker in favor of Holder in the original principal sum $2,000,000, as amended by the Agreement date February 5, 2008 among Alanco Technologies, Inc., Maker and Holder.

      All endorsers, guarantors, and all other persons liable or to become liable on this Note, agree that, without notice to or consent from any of them and without affecting their obligations hereunder, (a) this Note may from time to time be extended or renewed; (b) any of the provisions of this Note may be waived or any departure herefrom consented to or any other forbearance or indulgence exercised with respect thereto; (c) any collateral now or hereafter securing this Note may be exchanged, substituted, realized upon, released, compromised, extended or otherwise dealt with or disposed of.

      Whenever used herein, the words "Maker" and "Holder" shall be deemed to include their respective heirs, personal representatives, successors and assigns; provided that the Maker may not assign this Note without the prior written consent of Holder. This Note shall be governed by and construed in accordance with the laws of the State of New Jersey.

         IN WITNESS WHEREOF, Maker has executed this Note as of the date first above written.

STARTRAK SYSTEMS, LLC
a Delaware limited liability company


By:_______________________________________
   Name:
   Title:


                              CONSENT OF GUARANTOR


      The undersigned Guarantor does hereby consent to the execution, delivery and performance of the foregoing Amended and Restated Promissory Note and ratifies and confirms the continuing effect of Guarantor's guarantee of all obligations under the Note after giving effect to the foregoing amendment and restatement.

      IN WITNESS HEREOF, the undersigned Guarantor has executed this Consent of Guarantor as of the date and year first above set forth.



                                  ALANCO TECHNOLOGIES, INC.



                                  ____________________________________
                                  Name:
                                  Title: